UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 27, 2024
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
590 Plant Road Dresden, New York 14441
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On November 27, 2024, a subsidiary of Greenidge Generation Holdings Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Data Journey LLC (the “Purchaser”) pursuant to which the Company has agreed to sell to the Purchaser two parcels of land containing approximately 152 acres of land located in Spartanburg, South Carolina (the “Property”) for the purpose of constructing, developing and operating a data center facility (the “Project”).

The purchase price of the Property is $12.1 million in cash (the “Purchase Price”) and an eight percent (8%) profit participation interest in the Project (the “Profit Participation Interest”). Under the terms of the Purchase Agreement, the Purchaser has agreed to provide a deposit in the amount of $250,000 (the “Deposit”), which is to be held in escrow with the title company.

Within ten (10) days of the effective date of the Purchase Agreement, the Purchaser shall deliver to the Company a proposed form of profit participation agreement, which agreement shall provide, among other things, that (i) the Purchaser shall grant to the Company the Profit Participation Interest, (ii) in the event of a sale of the Project or a change of control of the Purchaser, the Company shall be entitled to eight percent (8%) of net proceeds after giving effect to deductions for construction and acquisition costs for the Project, and (iii) the Company shall have audit rights with respect to such interests. The Purchase Agreement provides that the Purchaser has a 45-day period from the effective date of the Purchase Agreement to conduct due diligence with respect to the Property (the “Due Diligence Period”). During the Due Diligence Period, the Company and Purchaser will, in good faith, negotiate such form of profit participation agreement.

Prior to the expiration of the Due Diligence Period, the Purchaser has the right, in the Purchaser’s sole and absolute discretion, to determine whether or not to proceed with the purchase of the Property, including if the Company and the Purchase are unable to agree to the form of the profit participation agreement. In the event that the Purchaser determines not to proceed with the purchase of the Property prior to the expiration of the Due Diligence Period, then the Purchase Agreement shall terminate and the Deposit shall be returned to the Purchaser.

The transaction is expected to close in the first quarter of 2025. The Purchase Agreement also contains various customary representations, warranties and covenants of the parties and closing conditions as well as other customary provisions.

The foregoing summary of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed as an exhibit to the Company’s periodic report for the corresponding period.

Item 8.01 – Other Events.

On December 4, 2024, the Company issued a press release announcing the sale of the Property. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This report, including Exhibit 99.1 furnished herewith, includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the Company’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this report include, among other things, statements regarding the business plan, business strategy and operations of the Company in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the period ended September 30, 2024, as well as statements about or relating to or otherwise affected by (i) the ability to close on and recognize the anticipated objectives and benefits of the sale and subsequent development of the Property (or other properties in the future) and (ii) the ability to negotiate or execute a definitive agreement with respect to the profit participation interest in the Project on terms and conditions that are acceptable to the Company, whether on a timely basis or at all. Consequently, all of the forward-looking statements made in this report are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this report. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of the Company could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this report and the Company does not assume any duty to update or revise any forward-looking statements included in this report, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this report.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 4, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: December 4, 2024